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                                                                     EXHIBIT 4.1

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of this 2nd day of June, 2000, by and among ServiceWare Technologies, Inc., a Delaware corporation (the "Company"), the persons or entities listed on Schedule A attached hereto (the "Original Investors"), the purchasers of the Company's Series F Convertible Preferred Stock listed on Schedule B hereto pursuant to that certain Series F Convertible Preferred Stock Purchase Agreement dated as of June 2, 2000 (the "Series F Investors" and together with the Original Investors, the "Investors") and the Stockholders (as hereinafter defined).

         WHEREAS, the Company (successor by merger to ServiceWare Technologies, Inc., a Pennsylvania corporation), the Stockholders and the Original Investors are parties to that certain Registration Rights Agreement, dated as of July 13, 1999 (the "July 13, 1999 Registration Rights Agreement");

         WHEREAS, the Series F Investors are purchasing from the Company an aggregate of 1,325,000 shares of the Company's Series F Convertible Preferred Stock, par value $0.01 per share (the "Series F Preferred Stock");

         WHEREAS, Section 8(c) of the July 13, 1999 Registration Rights Agreement provides that the July 13, 1999 Registration Rights Agreement may be amended by the written consent of the Company and the holders of at least a majority in interest of the Registrable Securities (as defined therein);

         WHEREAS, the Company and the Original Investors who are executing counterpart signature pages hereto wish to amend and restate the July 13, 1999 Registration Rights Agreement as set forth herein, and such signatories represent at least a majority in interest of the Registrable Securities (as defined therein);

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the Company, the Stockholders and the Investors hereby agree as follows:

         1.       Certain Definitions.

                  As used in this Agreement, the following terms shall have the following meanings.

                  (a) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and Exchange Act.


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                  (b) "Common Stock" means: (i) the Company's Common Stock, par value $0.01 per share, as authorized on the date of this Agreement; and
         (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as shall be in effect at the time.

                  (d) "Person" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

                  (e) "Registrable Securities" means any shares of Common Stock owned by an Investor or its permitted successors and assigns, including but not limited to shares of Common Stock issued or issuable upon conversion of any shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, or Series F Convertible Preferred Stock or upon exercise of any warrants outstanding on the date hereof, or issued after the date hereof to a Series F Investor, to purchase Common Stock; provided that "Registrable Securities" shall not include shares of Common Stock that: (i) have at any time been sold by such parties other than to a permitted assignee, as defined in Section 5 hereof; or (ii) which have at any time been sold in a registered public offering or pursuant to Rule 144 promulgated under the Securities Act. In addition, a holder's Registrable Securities shall cease to be "Registrable Securities," and all registration rights with respect thereto shall terminate, when all Registrable Securities held by such holder may be sold pursuant to Rule 144 without limitation as to volume in any two successive three month periods.

                  (f) "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  (g) "Stockholders' Agreement" means that certain Amended and Restated Stockholders' Agreement dated as of the date hereof among the Company, the Investors and the Stockholders.

                  (h) "Stockholders" mean Jeff Pepper, Rajiv Enand, and Bruce Molloy.

                  (i) "Stockholders' Shares" shall mean all shares of Common Stock owned by the Stockholders now held or hereafter acquired, but excluding any such Common Stock that: (i) has been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in
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         accordance with that registration statement; (ii) has been publicly sold pursuant to Rule 144 under the Securities Act; or (iii) may be sold pursuant to Rule 144 without limitation as to volume in any two successive three month periods.


         2.       Registration Rights.

                  (a) Piggyback Registrations. If at any time or times after the date hereof, the Company shall determine to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act, whether in connection with a public offering of securities by the Company (a "primary offering"), a public offering thereof by stockholders (a "secondary offering"), or both (but not in connection with a registration in connection with the Company's initial public offering or effected solely to register securities issuable pursuant to, or rights or interests under, an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable), the Company will promptly give written notice thereof to the holders of Registrable Securities and Stockholders' Shares then outstanding (the "Holders"), and will use its best efforts to effect the registration under the Securities Act of all Registrable Securities and Stockholders' Shares which the Holders may request in a writing delivered to the Company within fifteen (15) days after the notice given by the Company; provided, however, that in the event that any registration pursuant to this Section 2(a) (including a registration requested under Section 2(b) and subsequently converted into a piggyback registration at the election of the Company, as provided in Section 2(b)) shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Securities and Stockholders' Shares to be included in such an underwriting may be reduced (pro rata among the requesting Holders based upon the number of shares of Registrable Securities and Stockholders' Shares owned by such Holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein provided, further, that, prior to any such reduction, the Company shall first exclude from such registration, in the following order, all shares of Common Stock sought to be included therein by: (i) any holder thereof not having any such contractual, incidental registration rights; and (ii) any holder thereof having contractual, incidental registration rights subordinate and junior to the rights of the Holders of Registrable Securities. The Holders acknowledge that the rights of holders of Registrable Securities and Stockholders' Shares exercising their "piggyback rights" pursuant to this Section 2(a) shall be junior to the rights of holders of Registrable Securities who have exercised their demand rights under
         Section 2(b) in a situation in which the Company did not elect to make a primary offering, as provided in Section 2(b).

                  (b) Demand Registrations. If at any time following the date which is six months after the Company's initial public offering, one or more of the holders
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         of an aggregate of not less than 20% of the Registrable Securities then outstanding shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities, the Company will notify all of the holders of Registrable Securities who would be entitled to notice of a proposed registration under the terms of this Agreement. Upon the written request of any such holder after receipt from the Company of such notification, the Company shall either: (A) elect to make a primary offering, in which case the rights of Holders shall be as set forth with respect to a primary offering in Section 2(a) and such registration shall be deemed to be a registration under Section 2(a) and not a registration hereunder (in which event the Company shall not be required to cause a registration statement requested pursuant to this Section 2(b) to become effective prior to 90 days following the effective date of the registration statement initiated by the Company under Section 2(a)); or (B) file as soon as practicable, and in any event within 60 days of the receipt of such written request, a registration statement, and use its best efforts to cause to become effective the registration of such Registrable Securities as may be requested by any holders (including the holder or holders giving the initial notice of intent to register hereunder) to be registered under the Securities Act in accordance with the terms of this Section 2(b). Anything herein to the contrary notwithstanding, the Company shall be obligated to comply with this Section 2(b) on two occasions only. Notwithstanding the foregoing, if the Company shall furnish to holders requesting a registration statement pursuant to this Section 2(b) a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred and twenty (120) days after receipt of the request of the holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

                           (c) Form S-3. If the Company becomes eligible to use Form S-3, the Company shall use its commercially reasonable efforts to continue to qualify at all times for registration of securities on Form S-3. If and when the Company becomes entitled to use Form S-3, the holders of an aggregate of such number of Registrable Securities that have an aggregate sales price of not less than $250,000 shall have the right to request and have effected not more than one registration per year of shares of Registrable Securities held by them on Form S-3. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such holder or holders. The Company shall not be required to cause a registration statement requested pursuant to this Section 2(c) to become effective prior to 90 days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the holders or Registrable Securities to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to register securities issuable pursuant to, or rights or interests under, an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly following such 90-day period. The Company shall give notice to all holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 2(c) and shall provide a reasonable opportunity for such holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Common Stock on Form S-3 to the extent requested by the holder or holders thereof for purposes of disposition. In connection with any Form S-3, the Stockholders agree: (i) to provide all such information and material and take all actions as may be reasonably required in order to enable the Company to comply with all applicable requirements of the Commission and to obtain acceleration of the effective dates of any Form S-3; (ii) that the distribution of shares of Common Stock included in the Form S-3 shall be made in accordance with the plan of distribution set forth in such registration statement and with all applicable rules and regulations of the Commission; (iii) not to deliver any form of prospectus in connection with the sale of any shares of Common Stock as to which the Company has advised the Holders in writing that it is preparing an amendment or supplement; and (iv) to notify the Company promptly in writing upon the sale by the Holder of any shares of Common Stock covered by the Form S-3. Notwithstanding the foregoing, if the Company shall furnish to holders requesting a registration statement pursuant to this Section 2(c) a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred and twenty (120) days after receipt of the request of the holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

                  (d) Registration Expenses. In the event of a registration described in Section 2(a) or 2(b), all expenses of registration and offering of the Holders participating in the offering including, without limitation, printing expenses, fees and disbursements of counsel (including one counsel for the selling Holders of Registrable Securities or Stockholders' Shares), and independent public accountants, fees and expenses (including counsel fees incurred by the Company in connection with complying with state securities or "blue sky" laws), fees of the National Association of Securities Dealers,
         Inc. and fees of transfer agents and registrars), shall be borne by the Company, except that the Holders shall bear underwriting commissions and discounts attributable to their Registrable Securities or Stockholders' Shares, as the case may be, being registered. In the event of a registration described in Section 2(c), all expenses of registration and
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         offering of the Holders shall be paid for pro rata by the Holders whose
         Registrable Securities are included in the Form S-3.

                  (e) Further Obligations of the Company. Whenever under the preceding sections of this Agreement the Company is required hereunder to register Registrable Securities or Stockholders' Shares, it agrees that it shall also do the following:

                                    (i) use commercially reasonable efforts to
                  diligently prepare for filing with the Commission a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for the period necessary to complete the proposed public offering;

                                    (ii) furnish to each selling Holder such
                  copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of his Registrable Securities or Stockholders' Shares;

                                    (iii) enter into and perform its obligations
                  under any underwriting agreement with provisions reasonably required by the proposed underwriter for the selling Holders, if any;

                                    (iv) use its commercially reasonable efforts
                  to register or qualify the Registrable Securities and Stockholders' Shares covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling holder of Registrable Securities or Stockholders' Shares may reasonably request, provided that the Company shall not be required to register in any states which shall require it to qualify to do business or subject itself to general service of process as a condition of such registration;

                                    (v) prepare and file with the Commission
                  such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as and to the extent necessary to comply with the federal securities and any applicable state securities statute or regulation;

                                    (vi) notify each holder of Registrable
                  Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement
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                  of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                                    (vii) cause all such Registrable Securities
                  registered pursuant hereto to be listed or quoted on each securities exchange or tier of The Nasdaq Stock Market on which similar securities issued by the Company are then listed or quoted; and

                                    (viii) provide a transfer agent and
                  registrar for all Registrable Securities registered hereunder not later than the effective date of such registration.

         3.       Indemnification.

                  (a) Incident to any registration referred to in this Agreement, and subject to applicable law, the Company will indemnify each underwriter, each Holder of Registrable Securities and Stockholders' Shares so registered, the officers and directors of each Holder of Registrable Securities and each person controlling any of them against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred in investigating or defending against the same, arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus or other document (including any related registration statement) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities or "blue-sky" laws or any rule or regulation thereunder in connection with such registration; provided, however, that the Company will not be liable in any case to the extent that any such claim, loss, damage or liability may have been caused by an untrue statement or omission based upon information furnished in writing to the Company by such underwriter or such Holder expressly for use therein. In the event of any registration of any of the Registrable Securities or Stockholders' Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Securities or Stockholders' Shares, as the case may be, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act against any claim, losses, damages and liabilities, including legal and other expenses reasonably incurred in investigating, or defending it against the same, arising out of any untrue statement of a material fact contained in any prospectus or other document (including any related registration statement) or any omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such selling

         Holder, specifically for use in connection with the preparation of such registration statement, prospectus, amendment or supplement; provided, however, that the obligations of such selling Holders hereunder shall be limited to an amount equal to the proceeds to each Holder of Registrable Securities or Stockholders' Shares sold as contemplated herein.

                  (b) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this subsection, notify the indemnifying party who shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that the indemnified parties in any such proceeding shall have the right to retain one counsel at the expense of the indemnifying party, if there is or could reasonably be expected to be a conflict of interest with respect to a third party between the position of the indemnified parties and the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this subsection, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section.

                  (c) To the extent that the indemnification provided for in this Section 3 from the indemnifying party is held by a court of competent jurisdiction (by the entry of a final judgment or decree and the expiration of time to appeal or the denial of the last right of appeal) to be unavailable to an indemnified party hereunder in respect of any losses, claims, damages liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
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                  (d) The obligations of the Company and the Holders under this
         Section 3 shall survive the completion of any offering of Registrable Securities in a registration statement under Section 2.

         4. Rule 144 Requirements. If the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to file with the Commission such information as the Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect). The Company shall furnish to any Holder of Registrable Securities or Stockholders' Shares upon request, a written statement executed by the Company as to the steps it has taken to comply with the reporting requirements of Rule 144.

         5. Transfer of Registration Rights. The registration rights of the Holders under this Agreement may be transferred to any transferee of any shares of Series A Convertible Preferred Stock, shares of Series B Convertible Preferred Stock, shares of Series C Convertible Preferred Stock, shares of Series D Convertible Preferred Stock, shares of Series E Convertible Preferred Stock, shares of Series F Preferred Stock, Registrable Securities or Stockholders' Shares who: (i) is a Holder of shares of Series A Convertible Preferred Stock, shares of Series B Convertible Preferred Stock, shares of Series C Convertible Preferred Stock, shares of Series D Convertible Preferred Stock, shares of Series E Convertible Preferred Stock, shares of Series F Preferred Stock, Registrable Securities or Stockholders' Shares as of the date of this Agreement; (ii) is an affiliate, as that term is defined in the Investment Company Act of 1940, of a Holder of Registrable Securities as of the date of this Agreement (including a partner of such Holder); or (iii) is the owner of an investment account which is managed or advised by an Investor, an affiliate of an Investor, or any person or entity that acquires 76,000 shares of Series B Convertible Preferred Stock (as adjusted for stock splits, stock dividends, reclassifications, recapitalizations or other similar events) (each a "permitted assignee"). Each such transferee shall be deemed to be a "Holder" for purposes of this Agreement; provided, that, no transfer of registration rights by a Holder pursuant to this Section 5 shall create any additional rights in the transferee beyond those rights granted to Holders in this Agreement.

         6. Granting of Registration Rights. The Company shall not, without the prior written consent of the holders of at least a majority in interest of the Registrable Securities, grant any rights to any Persons to register any shares of capital stock or other securities of the Company if such rights could reasonably be expected to be superior to or be on parity with, the rights of the holders of Registrable Securities granted pursuant to this Agreement. The Original Investors who execute counterpart signature pages to this Agreement who hold a majority of the Registrable Securities under the July 13, 1999 Registration Rights Agreement hereby consent to the grant of the registration rights set forth in this Agreement to the Series F Investors.

         7. Prior Agreements. All parties to that certain Registration Rights Agreement dated June 29, 1995 (the "June 29 Agreement") acknowledge and agree that the June 29 Agreement which was superseded and replaced by the April 24 Agreement (defined below) has no effect whatsoever and is null and void. Poly Ventures II, L.P. acknowledges and agrees that Section 11 ("Section 11") of that certain Share Purchase Agreement with the Company dated as of July 25, 1994 which was superseded by the April 24 Agreement has no effect whatsoever and is null and void. All parties to that certain Registration Rights Agreement dated April 24, 1996 (the "April 24 Agreement") acknowledge and agree that the April 24 Agreement which was superseded by the July 13, 1999 Registration Rights Agreement has no effect whatsoever and is null and void. This Agreement amends and restates the July 13, 1999 Registration Rights Agreement. The Original Investors who are executing counterpart signature pages to this Agreement hold a majority of the Registrable Securities under the July 13, 1999 Registration Rights Agreement and have the requisite power and authority to amend and restate the July 13, 1999 Registration Rights Agreement. Each other holder of Registrable Securities under the July 13, 1999 Registration Rights Agreement is bound by the amendment and restatement of the July 13, 1999 Registration Rights Agreement and the terms of this Agreement.

         8.       Miscellaneous.

                  (a) Damages. The Company recognizes and agrees that the holders of Registrable Securities will not have an adequate remedy if the Company fails to comply with this Agreement and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by a Holder of Registrable Securities requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

                  (b) No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  (c) Amendments and Waivers. Except as hereinafter provided, amendments to this Agreement shall require and shall be effective upon receipt of the written consent of: (i) the Company; (ii) the holders of at least a majority in interest of the then Registrable Securities; and
         (iii) in the case of any amendment adversely affecting the rights of the Stockholders, the holders of at least a majority in interest of the Stockholders' Shares. Except as hereinafter provided, compliance with any covenant or provision set forth herein may be waived upon written consent by the party or parties whose rights are being waived; provided, that: (i) if the rights of holders of Registrable Securities are being waived, upon the written consent of the holders of at least a majority in interest of the Registrable Securities; and (ii) if the rights of holders of Stockholders' Shares are being waived, upon the written consent of the holders of at least a majority in interest of the Stockholders' Shares. Notwithstanding the foregoing, no waivers or amendments shall be effective to reduce the percentage in interest of the Registrable Securities or Stockholders' Shares the consent of the holders of which is required under this Section. Any waiver or amendments may be given subject to satisfaction of conditions stated therein and any waiver or amendments shall be effective only in the specific instance and for the specific purpose for which given.

                  (d) Notices. As the terms "notice" or "notices" are used herein as between the parties, such term shall mean a written document, explaining the reason for the notice, and the same shall be mailed by United States Postal Service, via Certified Mail, Return Receipt Requested, addressed as follows:

         to the Company:

                           ServiceWare Technologies, Inc.
                           333 Allegheny Ave.
                           Oakmont, PA 15139
                           Attn: Mark Tapling

         with a copy by mail and fax (which shall not constitute notice) to:

                           Marlee S. Myers, Esquire
                           Morgan, Lewis & Bockius LLP
                           One Oxford Centre
                           Pittsburgh, PA  15219-1417
                           Facsimile:  412-560-3399

         to the holders of Series B Preferred Stock:

                           at the addresses on Schedule A,

         with a copy by mail and fax (which shall not constitute notice) to:

                           William B. Asher, Jr., Esquire
                           Testa, Hurwitz & Thibeault
                           53 State Street
                           Boston, MA  02109


         to the holders of Series C Preferred Stock:

                           at the addresses on Schedule A,
         with a copy by mail and fax (which shall not constitute notice) to:

                           Steven E. Bochner, Esquire
                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, CA  94304

         to the holders of Series D Preferred Stock:

                           at the addresses on Schedule A,

         with a copy by mail and fax (which shall not constitute notice) to:

                           Golenbock, Eiseman, Assor & Bell
                           437 Madison Avenue
                           New York, NY  10022-7302
                           Attn: Lawrence M. Bell, Esq.
                           Telephone: 212-907-7300
                           Facsimile: 212-754-0330

         to the holders of Series E Preferred Stock:

                           at the addresses on Schedule A,

         with a copy by mail and fax (which shall not constitute notice) to:

                           Golenbock, Eiseman, Assor & Bell
                           437 Madison Avenue
                           New York, NY  10022-7302
                           Attn: Lawrence M. Bell, Esq.
                           Telephone: 212-907-7300
                           Facsimile: 212-754-0330

                           and

         to the holders of Series F Preferred Stock:

                           at the addresses on Schedule B.

         Such notice shall be deemed to have been given on the date received by the addressee. The parties shall, as a matter of convenience and courtesy, send each party receiving notice a copy of said notice by facsimile or electronic means, or by courier, Federal Express, or similar service, but such notifications shall not be deemed lawful "notice" as required hereby. The parties may from time to time amend the above addresses and names by written notice given the other party.

                  (e). Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its right hereunder or any interest herein without the prior written consent of the holders of at least a majority in interest of the Registrable Securities.

                  (f) Prior Agreement. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

                  (g) Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, but this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

                  (h) Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania, excluding its conflict of laws principles.

                  (i) Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  (j) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  (k) Further Assurances. From and after the date of this Agreement, upon the request of any party hereto, the other parties shall execute and deliver such Agreements, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the day and year first above written.


                                        SERVICEWARE TECHNOLOGIES, INC.


                                        By: /s/ Mark Tapling
                                            ------------------------------------
                                                Mark Tapling
                                                President and Chief Executive
                                                  Officer

                                        STOCKHOLDERS:


                                        /s/ Jeff Pepper
                                        ----------------------------------
                                            Jeff Pepper


                                        /s/ Rajiv Enand
                                        ----------------------------------
                                            Rajiv Enand



                                        ----------------------------------
                                            Bruce  Molloy


                                        SERIES A INVESTOR:


                                        POLY VENTURES II, L.P.

                                        By: /s/ Susanne Harrison
                                            ------------------------------------
                                                General Partner


                                        SERIES B INVESTORS:

                                        POLY VENTURES II, L.P.

                                        By: /s/ Susanne Harrison
                                            ------------------------------------
                                                General Partner

                                        GEOCAPITAL III, L.P.

                                        By:  Geocapital Management, L.P.


                                        By: /s/ Richard Vines
                                            ------------------------------------
                                                General Partner


                                        -----------------------------------
                                        Paul Deninger


                                        -----------------------------------
                                        Charles Federman


                                        -----------------------------------
                                        Bernard Goldstein


                                        -----------------------------------
                                        Harvey Poppel


                                        -----------------------------------
                                        Stephen Smith


                                        SERIES C INVESTOR:

                                        NORWEST EQUITY PARTNERS V
                                        A Minnesota Limited Liability
                                        Partnership

                                        By:   ITASCA PARTNERS V, L.L.P.,
                                              General Partner

                                        By: /s/ Kevin Hall
                                            ------------------------------------
                                                Kevin G. Hall, Partner

                                        SERIES D INVESTORS:

                                        POLY VENTURES II, L.P.


                                        By:    POLY VENTURES II L.P.
                                               ---------------------------------
                                        Name:  /s/ Susanne Harrison
                                               ---------------------------------
                                        Title: General Partner
                                               ---------------------------------


                                        GEOCAPITAL III, L.P.


                                        By: /s/ Richard Vines
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        NORWEST EQUITY PARTNERS V
                                        A Minnesota limited liability
                                             partnership

                                        By:  Itasca Partners V, LLP, General
                                             Partner

                                        By: /s/ Kevin Hall
                                            ------------------------------------
                                                Kevin G. Hall
                                                Partner


                                        LOVETT MILLER VENTURE FUND II,
                                        Limited Partnership

                                        By: Lovett Miller Venture Partners II,
                                              LLC
                                            Its General Partner


                                        By: /s/ W. Scott Miller
                                            ------------------------------------
                                                W. Scott Miller
                                                Managing Director

                                        CEO VENTURE FUND III


                                        By: /s/ Gary G. Glausser
                                               ---------------------------------
                                        Name:   Gary G. Glausser
                                               ---------------------------------
                                        Title:  General Partner and CFO
                                               ---------------------------------


                                        -----------------------------------
                                        Andrew Blum

                                        LANCASTER INVESTMENT PARTNERS


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        -----------------------------------
                                        Bruce Lewellyn


                                        -----------------------------------
                                        Burt Rubin

                                        J.F. SHEA CO., INC. AS NOMINEE 1999-47

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        -----------------------------------
                                        Alan Edelman


                                        EDELMAN INVESTMENT PARTNERSHIP


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        ------------------------------------
                                        Richard Edelman


                                        ------------------------------------
                                        Estelle Konviser


                                        ------------------------------------
                                        James Borner


                                        ------------------------------------
                                        Lizabeth Moses


                                        COMVEST CAPITAL MANAGEMENT LLC

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        LINDEN PARTNERS


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------



                                        HULL OVERSEAS, LTD.


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------



                                        F. BERDON & CO. L.P.


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        ------------------------------------
                                        Stanley Cohen


                                        STANLEY COHEN 1994 IRREVOCABLE
                                        RETAINED ANNUITY TRUST


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        RADIX ASSOCIATES


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        TAMAR TECHNOLOGY INVESTORS (DELAWARE)
                                             L.P.


                                        By:    /s/ T. I. Unterberg
                                               ---------------------------------
                                        Name:      Thomas I. Unterberg
                                               ---------------------------------
                                        Title:     Member of the GP
                                               ---------------------------------


                                        SERIES E INVESTORS:


                                        ------------------------------------
                                        Jody Owen


                                        ------------------------------------
                                        Robert C. Harris, Jr.


                                        ------------------------------------
                                        John A. Dexheimer

                                        /s/ T. I. Unterberg
                                        ------------------------------------
                                        Thomas I. Unterberg


                                        ------------------------------------
                                        A. Robert Towbin

                                        PARK CITY INVESTMENTS

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        UNTERBERG HARRIS PRIVATE EQUITY
                                        PARTNERS, LP

                                        By:    /s/ T. I. Unterberg
                                               ---------------------------------
                                        Name:      Thomas I. Unterberg
                                               ---------------------------------
                                        Title:     Member of the GP
                                               ---------------------------------


                                        UNTERBERG HARRIS PRIVATE EQUITY
                                        PARTNERS, CV

                                        By:    /s/ T. I. Unterberg
                                               ---------------------------------
                                        Name:      Thomas I. Unterberg
                                               ---------------------------------
                                        Title:     Member of the GP
                                               ---------------------------------


                                        C.E. UNTERBERG, TOWBIN 401K PROFIT
                                        SHARING PLAN FBO ANDREW ARNO

                                        By:    /s/ T. I. Unterberg
                                               ---------------------------------
                                        Name:      Thomas I. Unterberg
                                               ---------------------------------
                                        Title:     Trustee
                                               ---------------------------------


                                        ANDREW ARNO, ACF
                                        MATHEW ARNO, U/NY/UGMA

                                        By:     /s/ Andrew Arno
                                               ---------------------------------
                                        Name:       Andrew Arno
                                               ---------------------------------

                                        ANDREW ARNO, ACF
                                        JESSE ARNO, U/NY/UGMA


                                        By:     /s/ Andrew Arno
                                               ---------------------------------
                                        Name:       Andrew Arno
                                               ---------------------------------


                                        ------------------------------------
                                        Steven Hellman


                                        PAINE WEBBER F/B/O MARTIN E. HELLMAN IRA


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------


                                        MARTIN E. HELLMAN AND DOROTHIE L.
                                        HELLMAN TRUSTEES, FAMILY REVOCABLE TRUST
                                        UAD 7/6/88


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------


                                        C. E. UNTERBERG, TOWBIN LLC


                                        By:    /s/ T. I. Unterberg
                                               ---------------------------------
                                        Name:      Thomas I. Unterberg
                                               ---------------------------------
                                        Title:     Member
                                               ---------------------------------


                                        UNTERBERG HARRIS INTERACTIVE
                                        MEDIA LIMITED PARTNERSHIP, CV

                                        By:    /s/ T. I. Unterberg
                                               ---------------------------------
                                        Name:      Thomas I. Unterberg
                                               ---------------------------------
                                        Title:     Member of the GP
                                               ---------------------------------

                                        C. E. UNTERBERG, TOWBIN LP


                                        By:    /s/ T. I. Unterberg
                                               ---------------------------------
                                        Name:      Thomas I. Unterberg
                                               ---------------------------------
                                        Title:     Managing Director
                                               ---------------------------------


                                        VERNAT CO. C/O VERMONT NATIONAL BANK


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------




                                        GEORGE R. BEGLEY, ACF
                                        G. ROLLO BEGLEY, U/NY/UGMA


                                        By:
                                               ---------------------------------
                                        Name:  George R. Begley


                                        GEORGE R. BEGLEY, ACF
                                        TRACEY C. BEGLEY, U/NY/UGMA


                                        By:
                                               ---------------------------------
                                        Name:  George R. Begley


                                        ------------------------------------
                                        John R. Lakian


                                        ------------------------------------
                                        Martha Logan


                                        ------------------------------------
                                        Edward Swyer

                                        ------------------------------------
                                        Carol H. Plum


                                        C.E. UNTERBERG, TOWBIN CAPITAL PARTNERS
                                        I, L.P.

                                        By:    /s/ T. I. Unterberg
                                               ---------------------------------
                                        Name:      Thomas I. Unterberg
                                               ---------------------------------
                                        Title:     Member of the GP
                                               ---------------------------------


                                        MARJORIE & CLARENCE E. UNTERBERG
                                        FOUNDATION, INC.

                                        By:    /s/ T. I. Unterberg
                                               ---------------------------------
                                        Name:      Thomas I. Unterberg
                                               ---------------------------------
                                        Title:     Officer
                                               ---------------------------------


                                        ANDREW G. CELLI & JAMES SATLOFF TTEE
                                        FBO: THEODORE JEAN SATLOFF

                                        By:    /s/ James Satloff
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        ANDREW G. CELLI & JAMES SATLOFF TTEE
                                        FBO: ANDREW THOMAS CELLI

                                        By:    /s/ Andrew Celli
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        ANDREW G. CELLI & JAMES SATLOFF TTEE
                                        FBO: HANNA ANDREA CELLI

                                        By:    /s/ Andrew Celli
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        /s/ Louis Venezia
                                        ------------------------------------
                                            Louis Venezia

                                        FTS CAPITAL MANAGEMENT AG

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        TIGAN CAPITAL HOLDINGS LTD.

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        SERIES F INVESTORS:
                                        CEO VENTURE FUND III


                                        By:    /s/ Gary G. Glausser
                                               ---------------------------------
                                        Name:      Gary G. Glausser
                                               ---------------------------------
                                        Title:     General Partner & CFO
                                               ---------------------------------


                                        BIRCHMERE VENTURES II L.P.


                                        By:    /s/ Gary G. Glausser
                                               ---------------------------------
                                        Name:      Gary G. Glausser
                                               ---------------------------------
                                        Title:     Partner & CFO
                                               ---------------------------------


                                        LOVETT MILLER VENTURE FUND II,
                                        Limited Partnership

                                        By: Lovett Miller Venture Partners II,
                                              LLC
                                            Its General Partner


                                        By: /s/ W. Scott Miller
                                               ---------------------------------
                                                W. Scott Miller
                                                Managing Director

                                        NORWEST EQUITY PARTNERS V
                                        A Minnesota limited liability
                                        partnership

                                        By: Itasca Partners V, LLP, General
                                              Partner


                                        By: /s/ Kevin Hall
                                               ---------------------------------
                                                Kevin G. Hall
                                                Partner

                                        C.E. UNTERBERG, TOWBIN PRIVATE EQUITY
                                        PARTNERS II, L.P.

                                        By:    /s/ T. I. Unterberg
                                               ---------------------------------
                                        Name:      Thomas I. Unterberg
                                               ---------------------------------
                                        Title:     Member of the GP
                                               ---------------------------------


                                        C.E. UNTERBERG, TOWBIN CAPITAL PARTNERS
                                        I, L.P.

                                        By:    /s/ T. I. Unterberg
                                               ---------------------------------
                                        Name:      Thomas I. Unterberg
                                               ---------------------------------
                                        Title:     Member of the GP
                                               ---------------------------------


                                        ELECTRONIC DATA SYSTEMS CORPORATION

                                        By:    /s/ John W. McCain
                                               ---------------------------------
                                        Name:      John W. McCain
                                               ---------------------------------
                                        Title:     SVP
                                               ---------------------------------


                                        PNC INVESTMENT CORP.

                                        By:    /s/ Maria C. Schaffer
                                               ---------------------------------
                                        Name:      Maria C. Schaffer
                                               ---------------------------------
                                        Title:     Controller
                                               ---------------------------------


                                        GEOCAPITAL III, L.P.


                                        By:    /s/ Richard Vines
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------